UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 18, 2008

THE GOLDFIELD CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-7525	88-0031580
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1684 West Hibiscus Blvd. Melbourne, FL		32901
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (321) 724-1700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 18, 2008, The Goldfield Corporation (the “Company”) announced that it has extended its stock repurchase plan. For more information please see the press release attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit	Description of Exhibit

99.1.	Press release dated September 18, 2008, announcing the extension of the stock repurchase plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Goldfield Corporation

Dated: September 18, 2008	By:	/s/ Stephen R. Wherry
Stephen R. Wherry
Senior Vice President, Chief Financial Officer (Principal Financial and Accounting Officer), Treasurer and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1.	Press release dated September 18, 2008, announcing the extension of the stock repurchase plan.